UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2017 (June 23, 2017)

KBL MERGER CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001-38105	81-3832378
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

527 Stanton Christiana Rd. Newark, DE	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (302) 502-2727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Over-Allotment Closing

As previously reported on a Current Report on Form 8-K of KBL Merger Corp. IV (the “Company”), on June 7, 2017, the Company consummated its initial public offering (“IPO”) of 10,000,000 units (“Units”), each Unit consisting of one share of common stock, $0.0001 par value per share (“Common Stock”), one right entitling the holder thereof to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination (“Right”), and one warrant (“Warrant”) to purchase one-half of one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333-217475). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. The underwriters of the IPO were granted an option to purchase up to an additional 1,500,000 Units to cover over-allotments, if any (“Over-Allotment Units”). On June 23, 2017, the underwriters exercised the option in full and purchased 1,500,000 Over-Allotment Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $15,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on June 7, 2017, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 450,000 placement units (the “Placement Units”) to KBL IV Sponsor LLC (the “Sponsor”) and the underwriters of the IPO, generating gross proceeds of $4,500,000. On June 23, 2017, simultaneously with the sale of the Over-Allotment Units, the Company consummated a private sale of an additional 52,500 Placement Units to the Sponsor and the underwriters of the IPO, generating gross proceeds of $525,000.

A total of $120,025,000 of the net proceeds from the sale of Units in the IPO (including the Over-Allotment Units) and the private placements on June 7, 2017 and June 23, 2017 were placed in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of June 7, 2017 reflecting receipt of the net proceeds from the IPO and the Private Placement on June 7, 2017, but not the proceeds from the sale of the Over-Allotment Units nor the private placement on June 23, 2017, had been prepared by the Company and previously filed on a Current Report on Form 8-K on June 13, 2017. The Company’s unaudited pro forma balance sheet as of June 23, 2017, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the private placement on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

Separate Trading of Units, Class A Common Stock and Warrants

On June 23, 2017, the Company announced that, commencing on June 27, 2017, the holders of Units issued in its IPO may elect to separately trade shares of Common Stock, Rights and Warrants included in the Units. The Units not separated will continue to trade on The Nasdaq Capital Market under the symbol “KBLMU.” Shares of Common Stock, the Rights and the Warrants are expected to trade on The Nasdaq Capital Market under the symbols “KBLM,” “KBLMR” and “KBLMW,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Common Stock, Rights and Warrants.

A copy of the press release issued by the Company announcing the consummation of the sale of the Over-Allotment Units and the separate trading of the securities underlying the Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)      Exhibits.

Exhibit Number	Description

99.1	Pro Forma Balance Sheet

99.2	Press Release, dated June 23, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBL MERGER CORP. IV

Date: June 26, 2017	By:	/s/ Marlene Krauss, M.D.
	Name:	Marlene Krauss, M.D.
	Title:	Chief Executive Officer

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